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PROSPECTUS SUPPLEMENT June 20, 1997*

IDS Innovations Fund (Oct. 31, 1996)

The prospectus section titled "Waivers of the sales charge for Class A shares" is modified as follows:

The final 2 bullet points of this section are deleted in their entirety and replaced with the following:

" o Purchases made through or under a "wrap fee" product sponsored by American Express Financial Advisors Inc. (total amount of all investments must be $50,000); the University of Texas System ORP; or a segregated separate account offered by Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company.

  o Purchases made with the proceeds from IDS Life Real Estate Variable Annuity surrenders through December 31, 1997."

*Destroy - May 29, 1998